To Whom It May Concern:

Westcor Land Title Insurance Company was engaged by Bayview Fund Management  LLC as diligenceagent to order and review title reports for a population of 698 mortgage loans.  Said title reports were obtained and reviewed between  February 2014 and October 2016.   With respect to these 698 mortgage loans:

1.	As set forth in the title reports, the subject mortgage is recorded in the appropriaterecording jurisdiction.

2.	As set forth in the title reports, the subject mortgage is in 1 st lien position, with the exception of:

a.	49 mortgage loans for which a clean title policy was issued which did not take exception to the prior liens/judgments.

b.
39 mortgage loans for which potentially superior post origination liens/judgments were found of record. For those mortgage loans, the total amount of such potentially superior post origination liens/judgments is $227,007.72.

c.
8 mortgage loans for which a clean title policy was issued which did not take exception to the prior liens/judgments, but a potentially superior post origination lien/judgment was found of record.  For those mortgage  loans, the total amount of such potentially superior post origination lien/judgment is $23,626.48.

d.	14 mortgage loans for which prior liens/judgments were found of record.

e.
1 mortgage loans for which prior liens/judgments and potentially superior post origination liens/judgments were found of record. For those mortgage loans, the total amount of such potentially superior post origination liens/judgments is $ 144.91.

f.	2 mortgage loans for which the subject mortgage was released.

Thank You,

Westcor Land Title Insurance Company

401 Plymouth Road, Suite 550, Plymouth Meeting, PA 19462